UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2018

Concho Resources Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33615	76-0818600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Concho Center 600 West Illinois Avenue Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 683-7443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 19, 2018, Concho Resources Inc., a Delaware corporation (the “Company”), completed its previously announced acquisition of RSP Permian, Inc., a Delaware corporation (“RSP”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 27, 2018, by and among the Company, Green Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and RSP. Pursuant to the Merger Agreement, Merger Sub merged with and into RSP, with RSP continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”).

As a result of the Merger, each share of common stock, par value $0.01 per share, of RSP issued and outstanding immediately prior to the effective time of the Merger (excluding certain Excluded Shares (as defined in the Merger Agreement)) was converted into the right to receive from the Company 0.320 of a fully-paid and nonassessable share of common stock, par value $0.001 per share, of the Company (“Company Shares”).

The issuance of Company Shares in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4 (File No. 333-224354), declared effective by the Securities and Exchange Commission (the “SEC”) on June 6, 2018. The joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) included in the registration statement contains additional information about the Merger.

The foregoing description of the Merger and the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was included as Annex A to the Joint Proxy Statement/Prospectus, and is incorporated by reference in this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, and as required by the terms of the Merger Agreement, effective as of July 19, 2018, the Board of Directors of the Company (the “Board”) increased the size of the Board by one member and appointed Steven Gray, the former Chief Executive Officer of RSP, as a director pursuant to the terms of the Merger Agreement and in accordance with the Restated Certificate of Incorporation and the Fourth Amended and Restated Bylaws of the Company. The Board determined that Mr. Gray met the independence requirements under the rules of the New York Stock Exchange. Mr. Gray is expected to serve on the Reserves Committee of the Board.

Mr. Gray will receive compensation and enter into an indemnification agreement as a non-employee director for his service on the Board in accordance with the Company’s non-employee director compensation practices described in the Company’s Annual Proxy Statement filed with the SEC on April 5, 2018.

Item 8.01 Other Events.

On July 19, 2018, the Company issued a press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, announcing the completion of the Merger. The press release is incorporated by reference in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

The audited consolidated balance sheet of RSP as of December 31, 2017 and December 31, 2016 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in stockholders’ equity of RSP for the years ended December 31, 2017, 2016 and 2015, and the notes related thereto are incorporated by reference as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by Grant Thornton LLP, dated February 27, 2018, relating to the consolidated financial statements of RSP is incorporated by reference as Exhibit 99.3 hereto and is incorporated by reference into this Item 9.01(a).

The unaudited consolidated balance sheet of RSP as of March 31, 2018 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in stockholders’ equity and comprehensive income of RSP for the three month period ended March 31, 2018, and the notes related thereto, are incorporated by reference as Exhibit 99.4 hereto and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The unaudited pro forma combined statements of operations for the year ended December 31, 2017 and the three months ended March 31, 2018 give effect to the Merger as if it had been consummated on January 1, 2017. The unaudited pro forma combined balance sheet as of March 31, 2018 has been prepared to give effect to the Merger as if it had been consummated on March 31, 2018. The pro forma financial information, and the related notes thereto, required to be filed under Item 9.01 of this Current Report on Form 8-K were previously filed in the Joint Proxy Statement/Prospectus under the caption “Unaudited Pro Forma Combined Financial Statements,” are incorporated by reference as Exhibit 99.5 hereto and are incorporated by reference into this Item 9.01(b).

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP.

99.1	Press Release dated July 19, 2018.

99.2	The audited consolidated balance sheet of RSP, as of December 31, 2017 and December 31, 2016, and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in stockholders’ equity of RSP, for the years ended December 31, 2017, 2016 and 2015, and the notes related thereto (incorporated by reference to Part II. Item 8 and Part IV. Item 15 of the Form 10-K of RSP Permian, Inc. for the year ended December 31, 2017 (SEC File No. 001-36264) (the “2017 Form 10-K”)).

99.3	The Report of Independent Registered Public Accounting Firm, issued by Grant Thornton LLP, dated February 27, 2018, relating to the consolidated financial statements of RSP Permian, Inc. (incorporated by reference to Part II. Item 8 of the 2017 Form 10-K).

99.4	The unaudited consolidated balance sheet of RSP as of March 31, 2018 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in stockholders’ equity of RSP for the three month period ended March 31, 2018, and the notes related thereto (incorporated by reference to Part I. Item 1 of the Form 10-Q of RSP Permian, Inc. for the quarter ended March 31, 2018 (SEC File No. 001-36264)).

99.5	The unaudited pro forma combined statements of operations, for the year ended December 31, 2017 and the three months ended March 31, 2018, and the unaudited pro forma combined balance sheet as of March 31, 2018 (incorporated by reference to the information under the caption “Unaudited Pro Forma Combined Financial Statements” of the Form S-4 of Concho Resources, Inc. (SEC File No. 333-224354)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.

By:	/s/ Travis L. Counts
	Name:	Travis L. Counts
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: July 19, 2018